                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                JANUARY 17, 2003


                               MRO SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)




      MASSACHUSETTS                   0-23852                   04-2448516
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


                       100 CROSBY DRIVE, BEDFORD, MA 01730
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (781) 280-2000


                      Project Software & Development, Inc.
                                  (Former Name)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

SALE OF ASSETS OF CATALOG SERVICES OPERATION

On January 31, 2003, MRO Software, Inc. (the "Company") filed a Current Report on Form 8-K regarding its sale on January 17, 2003 of assets that had been used in the industrial data normalization services operations of its wholly owned subsidiary INTERMAT, Inc.

The Company is now amending its Current Report to include the financial statements described in Item 7(b) below.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information.

     The following pro forma consolidated financial statements of the Company are filed as part of this report:

     Introduction                                                             3

     Pro Forma Consolidated Balance Sheet as of December 31,
     2002 (unaudited)                                                         4

     Pro Forma Consolidated Statement of Operations for the year
     ended September 30, 2002 (unaudited)                                     5

     Pro Forma Consolidated Statement of Operations for the three
     months ended December 31, 2002  (unaudited)                              6

     Notes and Assumptions to Pro Forma Consolidated Financial
     Statements (unaudited)                                                   7

                               MRO SOFTWARE, INC.

           INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited Pro Forma Consolidated Balance Sheet of MRO Software, Inc. as of December 31, 2002 gives effect to the sale of certain assets of INTERMAT, Inc. ("INTERMAT") effective December 31, 2002. The unaudited Pro Forma Consolidated Statements of Operations for the year ended September 30, 2002 and the three months ended December 31, 2002 present operating results of the Company as if the sale of INTERMAT had occurred on October 1, 2001. The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Consolidated Financial Statements should be read in conjunction with financial information pertaining to the Company included in the Annual Report on Form 10-K for the year ended September 30, 2002 and the Quarterly Report on Form 10-Q for the period ended December 31, 2002. The Pro Forma Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations of future operations or of future financial position.

                               MRO SOFTWARE, INC.
          PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                        PRO FORMA
                                                       HISTORICAL      ADJUSTMENTS        PRO FORMA
                                                       ----------      -----------        ---------
                                                                      (in thousands)
                     ASSETS
Current assets:
Cash and cash equivalents                               $ 70,515              --           $ 70,515
Accounts receivable, net                                  31,754              --             31,754
Prepaid expenses and other current assets                  7,516           1,000  (b)         8,516
Deferred income taxes                                      2,559              --              2,559
                                                        --------          ------           --------
     Total current assets                                112,344           1,000            113,344

Marketable securities                                        500              --                500
Property and equipment, net                                9,645            (514) (a)         9,131
Intangible assets, net                                    57,274            (173) (a)        57,101
Other assets                                               2,398              --              2,398
Deferred income taxes                                      8,569             331  (c)         8,900
                                                        --------          ------           --------
     Total assets                                       $190,730          $  644           $191,374
                                                        ========          ======           ========

      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses                   $ 14,517          $  487  (c)      $ 15,004
Accrued compensation                                       8,140             (55) (a)         8,085
Other current liabilities                                    130              --                130
Deferred revenue                                          26,805             (78) (a)        26,727
                                                        --------          ------           --------
     Total current liabilities                            49,592             354             49,946

Other long term liabilities                                  342                                342
Deferred revenue                                           1,036                              1,036

Stockholders' equity:                                                                            --
Common stock                                                 244              --                244
Additional paid-in capital                               113,498              --            113,498
Deferred compensation                                       (149)             --               (149)
Retained earnings                                         26,688             290 (b)(c)      26,978

Accumulated other comprehensive loss                        (521)             --               (521)
                                                        --------          ------           --------

     Total stockholders' equity                          139,760             290            140,050
                                                        --------          ------           --------
     Total liabilities and stockholders' equity         $190,730          $  644           $191,374
                                                        ========          ======           ========


   See accompanying notes to the pro forma consolidated financial information.

                               MRO SOFTWARE, INC.
                        PRO FORMA CONSOLIDATED STATEMENT
               OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                     PRO FORMA
                                                    HISTORICAL      ADJUSTMENTS     PRO FORMA
                                                    ----------      -----------     ---------
                                                      (in thousands, except per share data)
Revenues:
       Software                                     $ 49,035         $  (708) (d)    $ 48,327
       Support and services                          122,846          (5,030) (d)     117,816
                                                    --------         -------         --------
            Total revenues                           171,881          (5,738)         166,143

Cost of revenues:
       Software                                        7,012                            7,012
       Support and services                           61,862          (6,925) (d)      54,937
                                                    --------         -------         --------
            Total cost of revenues                    68,874          (6,925)          61,949

Gross profit                                         103,007           1,187          104,194

Operating expenses:
       Sales and marketing                            58,806          (1,277) (d)      57,529
       Product development                            26,897            (452) (d)      26,445
       General and administrative                     19,698            (724) (d)      18,974
       Intangible amortization                        12,925               -           12,925
                                                    --------         -------         --------
            Total operating expenses                 118,326          (2,453)         115,873
                                                    --------         -------         --------
Loss from operations                                 (15,319)          3,640          (11,679)

Interest income                                          974              --              974
Other income/(expense), net                              (94)              6  (d)         (88)
                                                    --------         -------         --------
Loss before income taxes                             (14,439)          3,646          (10,793)

Benefit for income taxes                              (3,888)          1,276  (d)      (2,612)
                                                    --------         -------         --------
Net loss                                            $(10,551)        $ 2,370         $ (8,181)
                                                    ========         =======         ========

Net loss per share, basic                           $   0.46                         $   0.35
Net loss per share, diluted                         $   0.46                         $   0.35

Shares used to calculate net loss per share
       Basic                                          23,171                           23,171
       Diluted                                        23,171                           23,171



   See accompanying notes to the pro forma consolidated financial information.

                                MRO SOFTWARE, INC
                        PRO FORMA CONSOLIDATED STATEMENT
           OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                       PRO FORMA
                                                      HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                      ----------      -----------      ---------
                                                         (in thousands, except per share data)
Revenues:
      Software                                          $12,685        $  (132) (d)      $12,553
      Support and services                               31,203         (1,041) (d)       30,162
                                                        -------        -------           -------
          Total revenues                                 43,888         (1,173)           42,715

Cost of revenues:
      Software                                            1,850                            1,850
      Support and services                               14,928         (1,295) (d)       13,633
                                                        -------        -------           -------
          Total cost of revenues                         16,778         (1,295)           15,483

Gross profit                                             27,110            122            27,232

Operating expenses:
      Sales and marketing                                15,399           (215) (d)       15,184
      Product development                                 6,756           (109) (d)        6,647
      General and administrative                          4,646            (96) (d)        4,550
      Intangible amortization                               248             --               248
                                                        -------        -------           -------
          Total operating expenses                       27,049           (420)           26,629
                                                        -------        -------           -------
Income from operations                                       61            542               603

Interest income                                             210             --               210
Other income (expense), net                                 338             --               338
                                                        -------        -------           -------
Income before income taxes                                  609            542             1,151

Provision for income taxes                                  214            190  (d)          404
                                                        -------        -------           -------
Net income                                              $   395        $   352           $   747
                                                        =======        =======           =======

Net income per share, basic                             $  0.02                          $  0.03
Net income per share, diluted                           $  0.02                          $  0.03

Shares used to calculate net income per share
      Basic                                              24,306                           24,306
      Diluted                                            24,478                           24,478


   See accompanying notes to the pro forma consolidated financial information.

                               MRO SOFTWARE, INC.

      NOTES AND ASSUMPTIONS TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)


The accompanying Pro Forma Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale of INTERMAT as if the transaction occurred at the dates indicated in the Introduction:



     (a) To reflect the elimination of the assets and liabilities upon the sale of INTERMAT.

     (b) To reflect the gain and related tax effects upon the sale of INTERMAT. Proceeds of the sale include $2 million in promissory notes and stock purchase warrants representing the right to purchase five (5%) percent of the Buyer's common stock. $1 million of promissory note receivable, due and payable on June 30, 2006, has not been valued due to uncertainty of collection. The stock purchase warrants were not valued due to the limited operating history of the buyer.


                Calculation of the gain for Generally Accepted Accounting Principles ("GAAP") purposes is as follows (in thousands):

                  Proceeds for GAAP purposes                  $1,000
                  Less: Net Book Value Assets                   (554)
                                                              ------
                  Gain for GAAP purposes                         446
                  Tax (35%)                                      156
                                                              ------
                  Net gain after tax                          $  290

     (c) To reflect the difference between the gain recorded for GAAP purposes and the gain recorded for tax purposes.

          Income tax effect is as follows (in thousands):


             Proceeds for tax purposes                         $2,000
             Less: Net Tax Value Assets                          (609)
                                                               ------
             Gain for tax purposes                              1,446
             Tax (35%)*                                           487
                                                               ------
             Net gain after tax                                $  959

     * A deferred tax asset of $331,000 is recorded to reflect the temporary difference arising from the immediate recognition of the gain for tax purposes.


     (d) To reflect the elimination of revenue and expenses and the resulting tax adjustment for INTERMAT for the periods presented.

(c)  Exhibits

     Consent of PricewaterhouseCoopers, L.L.P., Independent Public Accountants, dated March 28, 2003



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2003

                                       MRO Software, Inc.


                                       By: /s/ Peter J. Rice
                                           -------------------------------------
                                           Peter J. Rice
                                           Executive Vice President Finance &
                                           Administration and Treasurer
                                           (Principal Financial Officer)